UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On September 15, 2017, Compass Minerals International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Credit Agreement (the “Credit Agreement”), dated April 20, 2016, among the Company, Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, as amended by the Incremental Amendment, dated September 28, 2016.

The Amendment was entered into to give effect to the following: (a) an amendment to the definition of “Applicable Margin” to provide that if the Consolidated Total Leverage Ratio as set forth in the most recent compliance certificate delivered to the administrative agent is greater than 4.50:1.00, the Applicable Margin is set at Level V (irrespective of the applicable Ratings Level) until such time as delivery of a subsequent compliance certificate that provides for a Consolidated Total Net Leverage Ratio of less than or equal to 4.50:1.00, and (b) an amendment to Section 6.13(a) of the Credit Agreement so that the maximum levels for the Consolidated Total Net Leverage Ratio is increased from 4.50:1.00 to 5.00:1.00 for the fiscal quarters ended September 30, 2017 to September 30, 2018 (inclusive).

The Company has paid certain fees in connection with the Amendment, including a consent fee to each lender approving the Amendment in an amount equal to 0.05% of its respective term loans and revolving commitments under the Credit Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, dated September 15, 2017, a copy of which is attached as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1
Amendment No. 2, dated September 15, 2017 to the Credit Agreement, dated April 20, 2016, among Compass Minerals International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: September 18, 2017	By:	/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Amendment No. 2, dated September 15, 2017 to the Credit Agreement, dated April 20, 2016, among Compass Minerals International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.